                         LB Commercial Mortgage Trust
                 Commercial Mortgage Pass-Through Certificates,
                                 Series 1998-C1

                                 $1,557,709,000

                                  (Approximate)
                              Offered Certificates

                                [GRAPHIC OMITTED]

                   % of Mortgage Pool by Cut-off Date Balance

                                 LEHMAN BROTHERS
                        First Union Capital Markets Corp.

                          LB Commercial Mortgage Trust
          Commercial Mortgage Pass-Through Certificates, Series 1998-C1
                                 (LBCMT 1998-C1)

-----------------------------------------------------------------------
                                                             % Credit
------------------------                    % of Deal       Enhancement
        Class A-1
         Aaa/AAA                              15.5%            29.50%
------------------------
        Class A-2
        Aaa/AAA                               18.6%            29.50%
------------------------
        Class A-3         Class IO
         Aaa/AAA          Aaa/AAA             36.4%            29.50%
------------------------
         Class B
         Aa2/AA                                5.0%            24.50%
------------------------
        Class C
          A2/A                                 5.0%            19.50%
------------------------
         Class D
        Baa2/BBB                               5.3%            14.25%
------------------------
         Class E
        Baa3/BBB                               2.0%            12.25%
------------------------
         Class F                               3.0%            9.25%
------------------------
         Class G                               2.0%            7.25%
------------------------
         Class H                               1.0%            6.25%
------------------------
         Class J                               2.5%            3.75%
------------------------
         Class K                               1.0%            2.75%
------------------------
         Class L                               1.0%            1.75%
------------------------
         Class M                               1.8%
------------------------
-----------------------------------------------------------------------


================================================================================================================
            Original                                                Avg        Principal               Legal
Class        Face             Rating (M/D)    Description  Coupon   Life (1)   Window (1)              Status
----------------------------------------------------------------------------------------------------------------
A-1     $  275,000,000         Aaa/AAA          Fixed               4.33      3/98 - 10/04             Public
----------------------------------------------------------------------------------------------------------------
A-2     $  330,000,000         Aaa/AAA          Fixed               7.75      10/04 - 8/07             Public
----------------------------------------------------------------------------------------------------------------
A-3     $  646,492,000         Aaa/AAA          Fixed               9.71      8/07 - 1/08              Public
----------------------------------------------------------------------------------------------------------------
IO      $1,775,167,073(2)      Aaa/AAA         WAC IO               9.63(3)   3/98 - 2/28 (3)          Public
----------------------------------------------------------------------------------------------------------------
B       $   88,759,000         Aa2/AA           Fixed               9.85      1/08 - 1/08              Public
----------------------------------------------------------------------------------------------------------------
C       $   88,758,000         A2/A             Fixed               9.90      1/08 - 9/08              Public
----------------------------------------------------------------------------------------------------------------
D       $   93,196,000         Baa2/BBB         Fixed              12.59      9/08 - 8/12              Public
----------------------------------------------------------------------------------------------------------------
E       $   35,504,000         Baa3/BBB-        Fixed              14.61      8/12 - 11/12             Public
----------------------------------------------------------------------------------------------------------------
F       $   53,255,000         Not Offered      Fixed              14.75      11/12 - 1/13         Private, 144A
----------------------------------------------------------------------------------------------------------------
G       $   35,503,000         Not Offered      Fixed              14.85      1/13 - 1/13          Private, 144A
----------------------------------------------------------------------------------------------------------------
H       $   17,752,000         Not Offered      Fixed              14.85       1/13 - 1/13         Private, 144A
----------------------------------------------------------------------------------------------------------------
J       $   44,379,000         Not Offered      Fixed              15.21      1/13 - 11/14         Private, 144A
----------------------------------------------------------------------------------------------------------------
K       $   17,751,000         Not Offered      Fixed              17.57      11/14 - 8/16         Private, 144A
----------------------------------------------------------------------------------------------------------------
L       $   17,752,000         Not Offered      Fixed              19.15      8/16 - 11/17         Private, 144A
----------------------------------------------------------------------------------------------------------------
M       $   31,066,073         Not Offered      Fixed              23.23      11/17 - 2/28         Private, 144A
----------------------------------------------------------------------------------------------------------------
Total   $1,775,167,073
================================================================================================================

(1) Assuming among other things, 0% CPR, no losses and that ARD loans pay off on their Anticipated Repayment Date. Expressed in years.
(2)   Represents notional amount on Class IO.
(3)   Represents average life of related principal notional amounts on Class IO.

Rating Agencies:        Moody's and Duff & Phelp's
Trustee:                LaSalle National Bank
Master Servicer:        GMAC Commercial Mortgage Corporation
Special Servicer:       GMAC Commercial Mortgage Corporation
Closing Date:           On or about March 11, 1998 (40 days accrued interest)

Cut-off Date:    February 1, 1998.
ERISA:           Classes A-1, A-2, A-3 and IO are expected to be eligible for
                 Lehman's individual prohibited transaction exemption with
                 respect to ERISA.
SMMEA:           Classes A-1, A-2, A-3, B and IO are "mortgage related
                 securities" for purposes of SMMEA.
Payment:         Pays on 18th of each month or, if such date is not a business day, then the following business day, commencing March 18,1998.
The Class IO:    The Class IO is comprised of fourteen components, one relating to each class of Sequential Pay Certificates.
Optional Call:   1% Clean-up Call.
Collateral:      The  Certificates  are backed by 261 mortgage loans secured by first liens on 288 commercial and multifamily properties, such mortgage loans having been originated by an affiliate of Lehman
                 Brothers,  or its approved conduit originators.

Offering Highlights

      o Newly Originated Collateral. The collateral consists of 261 Mortgage Loans with a principal balance (as of February 1, 1998) of approximately $1.775 billion.

      O Call Protection. 100% of the Mortgage Loans contain call protection provisions. 98% of the Mortgage Loans provide for initial lockout period followed by i) defeasance; or
            ii) yield maintenance; or/and iii) percentage penalty. The weighted average lockout and defeasance periods for all loans is 8.9 years. The Mortgage Loans are generally prepayable without penalty between three to six months from Mortgage Loan maturity.

================================================================================
             Type of Call Protection                # of Loans  % of Balance
--------------------------------------------------------------------------------
Lockout (weighted average 60 months),
then Defeasance                                         179         71.5
--------------------------------------------------------------------------------
Lockout (weighted average 56 months), then
Yield Maintenance("YM")*                                 66         21.3
--------------------------------------------------------------------------------
Lockout (weighted average 68 months), then
declining penalties                                      11          4.2
--------------------------------------------------------------------------------
Lockout (weighted average 60 months), then YM*,
then declining penalties                                  3          0.9
--------------------------------------------------------------------------------
Declining penalties only                                  2          2.0
================================================================================

      * 97.1% of such Mortgage Loans provide for yield maintenance prepayment premiums that are calculated at a discount rate of Treasuries flat.

      o     No loan delinquent 30 days or more as of the Cut-off Date.

      o     $6.8 million average loan balance as of the Cut-off Date.

      o     1.34x Weighted Average Debt Service Coverage Ratio
            ("DSCR") as of the Cut-off Date.

      o     73.2% Weighted Average Loan to Value ("LTV") as of the
            Cut-off Date.

      o Property Types. 44.8% Retail (79.9% Anchored and 20.1% Unanchored), 24.8% Multifamily, 16.3% Office, 6.3% Hotel, 5.5% Industrial/Warehouse and 1.3% Health Care.

      o Geographic Diversification. Texas (10.2%), Florida (9.4%), New York (8.4%), California (8.0%), Maryland (5.7%),
            Pennsylvania (5.7%); all other states less than 5% each.

      o Monthly Investor Reporting. Updated collateral summary information will be part of the monthly remittance report in addition to detailed P&I payment and delinquency information. Quarterly NOI and Occupancy to the extent delivered by borrowers, will be available to Certificateholders.

      o     Cash Flows will be Modeled on BLOOMBERG.

      (Except as otherwise indicated, percentages (%) represent the principal amount of loan or loans compared to aggregate pool balance, as of the Cut-off Date (the "Initial Pool Balance."))

                       Priority and Timing of Cash Flows *
[GRAPHIC OMITTED]

       * Assuming 0% CPR, no losses. Otherwise based on Table Assumptions.

MORTGAGE LOANS:    The collateral consists of an approximately $1.775 billion pool of 261 fixed rate mortgage loans secured by first liens on commercial and multifamily properties in 36 different states. As of the Cut-off Date, the Mortgage Loans have a weighted average coupon ("WAC") of 7.603% and a weighted average maturity ("WAM") of 131 months (based upon the anticipated repayment date of ARD loans).

                   See the Collateral Summary tables at the end of this memo for more Mortgage Loan details.

CREDIT
ENHANCEMENT:       Credit enhancement for each class of Certificates will be
                   provided by the classes of Certificates which are subordinate in priority with respect to payments of interest and principal.


DISTRIBUTIONS:     Principal and interest payments will generally be made to
                   Certificateholders in the following order:
                   1)    Interest to the Senior Classes: Class A-1,
                         Class A-2, Class A-3 and Class IO, pro rata,
                   2)    Principal to Class A-1 until such Class is
                         retired,*
                   3)    Principal to Class A-2 until such Class is
                         retired,*
                   4)    Principal to Class A-3 until such Class is
                         retired,*
                   5)    Interest to Class B, then Principal to
                         Class B until such Class is retired,
                   6)    Interest to Class C, then Principal to
                         Class C until such Class is retired,
                   7)    Interest to Class D, then Principal to
                         Class D until such Class is retired,
                   8)    Interest to Class E, then Principal to
                         Class E until such Class is retired,
                   9)    Interest and Principal to the Private
                         Classes, sequentially.

                   *     Pro rata if Classes B through M are
                         retired.

REALIZED LOSSES:   Realized Losses from any Mortgage Loan will be allocated in reverse sequential order (i.e. Classes M, L, K, J, H, G, F,
                   E, D, C and B, in that order, and then pro-rata to Classes
                   A-1, A-2, and A-3).

----------------------------------------------

APPRAISAL
REDUCTIONS:       With respect to certain specially serviced Mortgage
                  Loans as to which an appraisal is required
                  (including any Mortgage Loan that becomes 60 days delinquent), an Appraisal Reduction Amount may be created, in the amount, if any, by which the Stated
                  Principal Balance of such Mortgage Loan, together with unadvanced interest, unreimbursed P&I advances and certain other items, exceeds 90% of the appraised value of the related Mortgaged Property.
                  The Appraisal Reduction Amount will reduce proportionately the amount of any P&I Advance for such loan, which reduction may result in a shortfall of interest to the most subordinate class of Principal Balance Certificates outstanding. The
                  Appraisal Reduction Amount will be reduced to zero as of the date the related Mortgage Loan has been brought current for three months, paid in full, repurchased or otherwise liquidated, and any shortfalls borne by the subordinate classes may be made whole.

PREPAYMENT PREMIUMS (% represents % of Cut-off Date Balance):
--------------------------------------------------------------------------------------------------------------------------------
Prepayment
Premium       2/98       2/99      2/00       2/01       2/02      2/03        2/04      2/05       2/06       2/07      2/08
-----------------------------------------------------------------------------------------------------------------------------
Lock-out      98.0%      98.0%    95.2%       80.3%      29.5%     24.8%      21.1%      13.8%      11.0%      9.6%      1.7%
-----------------------------------------------------------------------------------------------------------------------------
Defeasance                         2.4%       14.5%      50.5%     49.0%      49.2%      47.4%      48.3%      44.0%    17.6%
-----------------------------------------------------------------------------------------------------------------------------
   YM                              0.1%        3.0%      16.3%     16.8%      18.4%      16.6%      18.0%      15.7%     3.6%
-----------------------------------------------------------------------------------------------------------------------------
   5%                              0.2%        0.2%       0.4%      1.4%                             0.2%
-----------------------------------------------------------------------------------------------------------------------------
   4%                                                     0.2%      0.6%       1.4%                             0.2%     0.2%
-----------------------------------------------------------------------------------------------------------------------------
   3%         2.0%       1.1%      1.1%                   1.2%      1.0%       0.6%      1.9%
-----------------------------------------------------------------------------------------------------------------------------
   2%                    0.9%                  1.1%       1.1%      1.2%       1.0%      1.6%        2.1%       0.5%
-----------------------------------------------------------------------------------------------------------------------------
   1%                              0.9%        0.9%       0.9%                 1.2%      1.1%        2.7%       2.3%     0.8%
-----------------------------------------------------------------------------------------------------------------------------
  Open                                                                         1.8%                            10.0%     0.3%
=============================================================================================================================
Matured                                                            5.2%        5.2%      17.6%      17.6%      17.6%    75.6%
=============================================================================================================================
 Total      100.0%     100.0%   100.0%      100.0%    100.0% %   100.0%      100.0%     100.0%    100.0%      100.0%   100.0%
=============================================================================================================================

* Note that Prepayment Premiums generally end prior to the last three to six months before the Mortgage Loan's maturity date.

ALLOCATION OF PREPAYMENT PREMIUMS:
                  All Prepayment Premiums are distributed to Certificateholders on the Distribution Date following the one-month collection period in which the prepayment occurred. All Prepayment Premiums will be allocated to the Classes A through G, in each case, up to the product of (i) the Prepayment Premium, (ii) the "Discount Rate Fraction" and (iii) the percentage of the total principal distribution to Certificateholders to which such Class is entitled. Any excess amounts will be distributed to Class IO. The Discount Rate Fraction for Classes A through G is defined as: (Coupon on Class - Reinvestment Yield) / (Coupon on Mortgage Loan - Reinvestment Yield)

PREPAYMENT PREMIUM ALLOCATION EXAMPLE:
                  The Yield Maintenance prepayment premium will generally be equal to the present value of the reduction in interest payments as a result of the prepayment through the maturity of the Mortgage Loan, discounted at the yield of a Treasury security of similar maturity in most cases (converted from semi-annual to monthly pay). The following example reflects that method.

                  General Yield Maintenance Example:
                  Assuming the structure presented on pages 3 and 4 of this memo and the following assumptions:

                  Mortgage Loan Characteristics of loan being prepaid*:

                    Balance                  $10,000,000
                    Coupon                   8.0%
                    Maturity                 10 yrs (February 1, 2008)
                    Amortization Term        30 yrs
                    Prepayment Date          3/1/98
                    Prepayment Premium Type  Yield Maintenance (Treasuries flat)

                  Certificate Characteristics
                    Class A-1 Coupon         6.00%

* The Yield Maintenance formula for certain Mortgage Loans may result in a lower Yield Maintenance prepayment premium than set forth in this example.

                                                                    Mortgage             Class A-1          Class IO
                                                                      Loan             Certificates        Certificates
=======================================================================================================================
Amount of Principal Prepayment                                    $10,000,000          $10,000,000             N/A
-------------------------------------------------------------------------------------------------------------------------
Maturity Date of the Mortgage Loan                                  2/01/08
Number of Payments (1)                                                120
-------------------------------------------------------------------------------------------------------------------------
Treasury Note used for Reinvestment Yield (2)                    7.875% 11/07
Treasury Yield (CBE)                                                5.563%
Reinvestment Yield (Mtg) (3)                                        5.500%
-------------------------------------------------------------------------------------------------------------------------
Mortgage Rate                                                        8.00%
Payment Differential ($ per month) (4)                            $20,833.33
-------------------------------------------------------------------------------------------------------------------------
Certificate Pass-Through Rate                                                             6.00%
-------------------------------------------------------------------------------------------------------------------------
Total Prepayment Premium                                          $1,919,658
-------------------------------------------------------------------------------------------------------------------------
Discount Rate Fraction Calculation                                                 (6.00% - 5.500%) /         excess
(Class A-1 Coupon - Reinvestment Yield) /                                          (8.00% - 5.500%) =       prepayment
(Gross Mortgage Rate - Reinvestment Yield) =                                           0.5 / 2.5 =           premiums
-------------------------------------------------------------------------------------------------------------------------
$ Premium allocated to each class                                                     $383,931.60         $1,535,726.40
=========================================================================================================================

(1) The number of payments to discount for yield maintenance prepayment premium computation.

(2) The yield on the treasury note with a maturity date closest to the maturity date of the loan.

(3) The Reinvestment Yield used is the mortgage equivalent of the CBE treasury yield.

(4) (Mortgage Rate - Reinvestment Yield) x (amount of Principal Prepayment) / 12 used for 120 payments.

ADVANCING:        The Master Servicer will be obligated to make
                  advances of scheduled principal and interest payments (excluding balloon payments and Appraisal
                  Reduction Amounts) and certain servicing expenses
                  ("Advances"), to the extent that such Advances are deemed to be recoverable. If the Master Servicer fails to make a required Advance, the Trustee or Fiscal Agent will be obligated to make such advances.

CONTROLLING CLASS
REPRESENTATIVE:   A Controlling Class Representative will be appointed by a
                  majority of Certificateholders of the Controlling Class, which will generally be the most subordinate class with a Certificate Balance outstanding that is at least 25% of the initial Certificate Balance of such Class. The Controlling
                  Class Representative will, subject to certain limitations, be entitled to direct the Special Servicer on how to resolve delinquent or defaulted loans.

SPECIAL SERVICER
FLEXIBILITY:      The Pooling and Servicing Agreement will generally
                  permit the Special Servicer to modify, waive or amend any term of any Mortgage Loan if (a) it determines, in accordance with the servicing standard, that it is appropriate to do so and (b) among other things, such modification, waiver or amendment will not, subject to certain exceptions:


                        (i)   affect the amount or timing of any
                              scheduled payments of principal,
                              interest or other amount (including
                              Prepayment Premiums and Yield
                              Maintenance Charges) payable under the
                              Mortgage Loan;

                        (ii)  affect the obligation of the related
                              borrower to pay a Prepayment Premium or
                              Yield Maintenance Charge or permit a
                              principal prepayment during the
                              applicable Lockout Period;

                        (iii) except as expressly provided by the
                              related Mortgage or in connection with a material adverse environmental condition at the related Mortgaged Property, result in a release of the lien of the related Mortgage on any material portion of such Mortgaged Property without a corresponding principal prepayment, or;

                        (iv) in the judgment of the Special Servicer, materially impair the security for the Mortgage Loan or reduce the likelihood of timely payment of amounts due thereon.


SPECIAL AND       GMAC COMMERCIAL MORTGAGE CORPORATION ("GMAC")
MASTER SERVICER:  As of December 31, 1997, GMAC had a total commercial and multifamily mortgage loan servicing portfolio
                  (including loans serviced for its own account and for others) of approximately $40.2 billion.

MINIMUM DENOMINATIONS:

                                   Minimum            Increments
            Classes              Denomination         Thereafter    Delivery
-------------------------------------------------------------------------------
 A-1, A-2, A-3, B, C, D, and E     $10,000                $1          DTC
-------------------------------------------------------------------------------
               IO                  $100,000               $1          DTC

DETAILED MONTHLY INVESTOR REPORTING:
                  Updated collateral summary information will be a part of the monthly remittance report in addition to detailed P&I payment and delinquency information. Quarterly NOI and Occupancy data, to the extent delivered by the borrowers, will be available to Certificateholders through the Trustee. The following is a list of all the reports that will be available to Certificateholders:

              Name of Report                       Description (information provided)
-------------------------------------------------------------------------------------------------------------------
    1         Remittance Report                    principal and interest distributions, principal balances
-------------------------------------------------------------------------------------------------------------------
    2         Mortgage Loan Status Report          portfolio stratifications
-------------------------------------------------------------------------------------------------------------------
    3         Comparative Financial Status Report  revenue, NOI, DSCR to the extent available
-------------------------------------------------------------------------------------------------------------------
    4         Delinquent Loan Status Report        listing of delinquent mortgage loans
-------------------------------------------------------------------------------------------------------------------
    5         Historical Loan Modification Report  information on modified mortgage loans
-------------------------------------------------------------------------------------------------------------------
    6         Historical Loss Estimate Report      liquidation proceeds, expenses, and realized losses
-------------------------------------------------------------------------------------------------------------------
    7         REO Status Report                    NOI and value of REO
-------------------------------------------------------------------------------------------------------------------
    8         Watch List                           listing of loans in jeopardy of becoming Specially Serviced
-------------------------------------------------------------------------------------------------------------------
    9         Loan Payoff Notification Report      listing of loans that have given notice of intent to payoff

COLLATERAL OVERVIEW (as of the cut-off date - February 1, 1998):
----------------------------------------------------------------

                 GENERAL CHARACTERISTICS
===============================================================
          Characteristics
---------------------------------------------------------------
        Initial Pool Balance        $1,775,167,073
---------------------------------------------------------------
             # of Loans                   261
---------------------------------------------------------------
             Gross WAC                  7.603%
---------------------------------------------------------------
            Original WAM               134(mos)
---------------------------------------------------------------
           Remaining WAM               131(mos)
---------------------------------------------------------------
         Avg. Loan Balance            $6,801,406
---------------------------------------------------------------
              WA DSCR                    1.34x
---------------------------------------------------------------
     WA Cut-off Date LTV Ratio           73.2%
---------------------------------------------------------------
           Balloon Loans                 62.3%
---------------------------------------------------------------
             ARD Loans                   30.1%
---------------------------------------------------------------

                       PROPERTY TYPES
================================================================
          Property                  % of Initial Pool
             Types                       Balance
---------------------------------------------------------------
           Retail                         44.8%
---------------------------------------------------------------
        Multifamily                       24.8%
---------------------------------------------------------------
           Office                         16.3%
---------------------------------------------------------------
           Hotel                          6.3%
---------------------------------------------------------------
    Industrial/Warehouse                  5.5%
---------------------------------------------------------------
        Health Care                       1.3%
---------------------------------------------------------------
        Self Storage                      0.6%
----------------------------------------------------------------
      Mobile Home Park                    0.2%
---------------------------------------------------------------
       Parking Garage                     0.1%
================================================================

DEAL SUMMARY BY PROPERTY TYPE:
-----------------------------------------------------------------

                             Aggregate                   Average             Rem.      WA                      WA
                   # of    Cut-off Date     % of      Cut-off Date  Gross    WAM       LTV          WA       Occup.      %       %
Property Type      Loans      Balance       Pool         Balance     WAC    (mos)     Ratio    DSCR (x)       Rate )    CA  Balloon
                                   ($)                       ($)     (%)                (%)                  (%)(1)
------------------------------------------------------------------------------------------------------------------------------------
Retail             103     794,883,450      44.8       7,717,315   7.68      130      73.0         1.33       96.0      4.5    25.1
------------------------------------------------------------------------------------------------------------------------------------
Anchored            65     642,223,097      36.2       9,880,355   7.67      131      73.3         1.32       95.9      3.8    18.4
------------------------------------------------------------------------------------------------------------------------------------
Unanchored          38     152,660,353       8.6       4,017,378   7.72      127      71.6         1.40       96.1      0.7     6.7
------------------------------------------------------------------------------------------------------------------------------------
Multifamily         75     440,621,293      24.8       5,874,951   7.42      127      76.9         1.31       94.4      2.0    17.4
------------------------------------------------------------------------------------------------------------------------------------
Conventional        72     424,398,139      23.9       5,894,419   7.42      127      77.0         1.31       94.4      2.0    16.5
------------------------------------------------------------------------------------------------------------------------------------
Section 42           3      16,223,153       0.9       5,407,718   7.30      118      75.2         1.24       94.1        -     0.9
------------------------------------------------------------------------------------------------------------------------------------
Office              50     289,905,060      16.3       5,798,101   7.67      130      70.4         1.34       96.6      0.8    11.0
------------------------------------------------------------------------------------------------------------------------------------
Hotel                9     112,290,555       6.3      12,476,728   7.50      145      71.3         1.52          -        -     4.6
------------------------------------------------------------------------------------------------------------------------------------
Full Service         3      56,774,538       3.2      18,924,846   7.49      118      73.2         1.45          -        -     3.2
------------------------------------------------------------------------------------------------------------------------------------
Limited Service      6      55,516,017       3.1       9,252,670   7.52      172      69.3         1.59          -        -     1.4
------------------------------------------------------------------------------------------------------------------------------------
Industrial/W'hse    16      97,954,817       5.5       6,122,176   7.70      153      68.5         1.39       98.3      0.3     2.3
------------------------------------------------------------------------------------------------------------------------------------
Health Care          3      23,216,532       1.3       7,738,844   7.49      134      75.7         1.46       94.2      0.4     1.3
------------------------------------------------------------------------------------------------------------------------------------
Assisted Living/     1       9,740,102       0.5       9,740,102   7.66      118      73.8         1.46       93.0        -     0.5
Skilled Nursing
------------------------------------------------------------------------------------------------------------------------------------
Congregate Care      1       7,481,807       0.4       7,481,807   7.13      118      79.6         1.37      100.0      0.4     0.4
------------------------------------------------------------------------------------------------------------------------------------
Assisted Living      1       5,994,623       0.3       5,994,623   7.67      179      74.0         1.57       89.0        -     0.3
------------------------------------------------------------------------------------------------------------------------------------
Self Storage         3      11,147,050       0.6       3,715,683   8.00      116      66.0         1.45       89.4        -     0.6
------------------------------------------------------------------------------------------------------------------------------------
Mobile Home Park     1       2,900,000       0.2       2,900,000   7.11      120      75.3         1.37       96.0        -       -
------------------------------------------------------------------------------------------------------------------------------------
Parking Garage       1       2,248,317       0.1       2,248,317   7.46      119      72.5         1.36      100.0        -       -
====================================================================================================================================
Total/Avg/Min/Max/ 261   1,775,167,073     100.0       6,801,406   7.60      131      73.2         1.34       95.7      8.0    62.3
Wtd.Avg.:
------------------------------------------------------------------------------------------------------------------------------------

(1) Excluding Hotels.

COLLATERAL OVERVIEW (as of the cut-off date - February 1, 1998):

------------------------------------------------------------------------------

                                                               Average     Minimum
                                        Aggregate     % of     Cut-off     Cut-off      Maximum     Gross
          Property            # of    Cut-off Date   Initial    Date        Date     Cut-off Date    WAC
            Type              Loans      Balance      Pool     Balance     Balance      Balance
-----------------------------------------------------------------------------------------------------------
Retail                           103     794,883,450    44.8   7,717,315     664,323    62,467,513    7.68
-----------------------------------------------------------------------------------------------------------
Anchored                          65     642,223,097    36.2   9,880,355   1,455,349    62,467,513    7.67
-----------------------------------------------------------------------------------------------------------
Unanchored                        38     152,660,353    8.6    4,017,378     664,323    11,477,744    7.72
-----------------------------------------------------------------------------------------------------------
Multifamily                       75     440,621,293    24.8   5,874,951     958,972    33,180,421    7.42
-----------------------------------------------------------------------------------------------------------
Conventional                      72     424,398,139    23.9   5,894,419     958,972    33,180,421    7.42
-----------------------------------------------------------------------------------------------------------
Section 42                         3      16,223,153     0.9   5,407,718   2,038,367    11,986,547    7.30
-----------------------------------------------------------------------------------------------------------
Office                            50     289,905,060    16.3   5,798,101     613,738    31,382,675    7.67
-----------------------------------------------------------------------------------------------------------
Hotel                              9     112,290,555     6.3   12,476,728   2,696,562    20,360,654    7.50
-----------------------------------------------------------------------------------------------------------
Full Service                       3      56,774,538     3.2   18,924,846  16,451,099    20,360,654    7.49
-----------------------------------------------------------------------------------------------------------
Limited Service                    6      55,516,017     3.1    9,252,670   2,696,562    17,944,805    7.52
-----------------------------------------------------------------------------------------------------------
Industrial/W'hse                  16      97,954,817     3.1    6,122,176   1,097,047    17,735,508    7.70
-----------------------------------------------------------------------------------------------------------
Health Care                        3      23,216,532     1.3    7,738,844   5,994,623     9,740,102    7.49
-----------------------------------------------------------------------------------------------------------
Assisted Living/                   1       9,740,102     1.3    9,740,102   9,740,102     9,740,102    7.66
Skilled Nursing
-----------------------------------------------------------------------------------------------------------
Congregate Care                    1       7,481,807     0.4    7,481,807   7,481,807     7,481,807    7.13
-----------------------------------------------------------------------------------------------------------
Assisted Living                    1       5,994,623     0.3    5,994,623   5,994,623     5,994,623    7.67
-----------------------------------------------------------------------------------------------------------
Self Storage                       3      11,147,050     0.6    3,715,683   1,998,192     4,656,636    8.00
-----------------------------------------------------------------------------------------------------------
Mobile Home Park                   1       2,900,000     0.6    2,900,000   2,900,000     2,900,000    7.11
-----------------------------------------------------------------------------------------------------------
Parking Garage                     1       2,248,317     0.1    2,248,317   2,248,317     2,248,317    7.46
===========================================================================================================

Total/Avg/Min/Max/               261   1,775,167,073   100.0   6,801,406     613,738    62,467,513    7.60
Wtd.Avg.:
-----------------------------------------------------------------------------------------------------------

                               Min    Max     Min     Max     WA     Min     Max     WA      Min     Max
          Property             WAC    WAC     WAM     WAM    DSCR   DSCR    DSCR     LTV     LTV     LTV
            Type                                                                    Ratio   Ratio   Ratio
-----------------------------------------------------------------------------------------------------------
Retail                          6.97   9.05      59     360   1.33    1.21    1.82    73.0    50.5    80.0
-----------------------------------------------------------------------------------------------------------
Anchored                        6.97   9.05      59     360   1.32    1.21    1.80    73.3    50.5    80.0
-----------------------------------------------------------------------------------------------------------
Unanchored                      7.23   8.46      78     229   1.40    1.25    1.82    71.6    55.4    77.8
-----------------------------------------------------------------------------------------------------------
Multifamily                     6.98   8.57      58     299   1.31    1.19    1.72    76.9    58.8    80.0
-----------------------------------------------------------------------------------------------------------
Conventional                    6.98   8.57      58     299   1.31    1.19    1.72    77.0    58.8    80.0
-----------------------------------------------------------------------------------------------------------
Section 42                      7.12   7.36     118     119   1.24    1.22    1.24    75.2    73.5    79.9
-----------------------------------------------------------------------------------------------------------
Office                          7.03   9.17      58     297   1.34    1.24    2.13    70.4    28.0    78.8
-----------------------------------------------------------------------------------------------------------
Hotel                           7.36   7.97     117     275   1.52    1.40    2.05    71.3    54.4    77.4
-----------------------------------------------------------------------------------------------------------
Full Service                    7.36   7.60     117     118   1.45    1.40    1.49    73.2    67.2    77.4
-----------------------------------------------------------------------------------------------------------
Limited Service                 7.38   7.97     117     275   1.59    1.46    2.05    69.3    54.4    74.8
-----------------------------------------------------------------------------------------------------------
Industrial/W'hse                7.09   8.12      81     239   1.39    1.28    1.74    68.5    55.5    80.0
-----------------------------------------------------------------------------------------------------------
Health Care                     7.13   7.67     118     179   1.46    1.37    1.57    75.7    73.8    79.6
-----------------------------------------------------------------------------------------------------------
Assisted Living/                7.66   7.66     118     118   1.46    1.46    1.46    73.8    73.8    73.8
Skilled Nursing
-----------------------------------------------------------------------------------------------------------
Congregate Care                 7.13   7.13     118     118   1.37    1.37    1.37    79.6    79.6    79.6
-----------------------------------------------------------------------------------------------------------
Assisted Living                 7.67   7.67     179     179   1.57    1.57    1.57    74.0    74.0    74.0
-----------------------------------------------------------------------------------------------------------
Self Storage                    7.84   8.17     114     118   1.45    1.33    1.60    66.0    58.2    71.8
-----------------------------------------------------------------------------------------------------------
Mobile Home Park                7.11   7.11     120     120   1.37    1.37    1.37    75.3    75.3    75.3
-----------------------------------------------------------------------------------------------------------
Parking Garage                  7.46   7.46     119     119   1.36    1.36    1.36    72.5    72.5    72.5
===========================================================================================================
Total/Avg/Min/Max/              6.97   9.17      58     360   1.34    1.19    2.13    73.2    28.0    80.0
Wtd.Avg.:
-----------------------------------------------------------------------------------------------------------

COLLATERAL OVERVIEW (as of the cut-off date - February 1, 1998):

                              LOAN SIZE DISTRIBUTION
==============================================================================
                                                              % of Initial
     Balance Ranges ($)                 # of Loans           Pool Balance
-----------------------------------------------------------------------------
       613,738 - 2,000,000                 30                   2.5
-----------------------------------------------------------------------------
     2,000,001 - 4,000,000                 72                  11.5
-----------------------------------------------------------------------------
     4,000,001 - 6,000,000                 61                  16.9
-----------------------------------------------------------------------------
     6,000,001 - 8,000,000                 27                  10.3
-----------------------------------------------------------------------------
    8,000,001 - 10,000,000                 20                  10.4
-----------------------------------------------------------------------------
   10,000,001 - 12,000,000                 14                   8.9
-----------------------------------------------------------------------------
   12,000,001 - 14,000,000                  9                   6.5
-----------------------------------------------------------------------------
   14,000,001 - 16,000,000                  8                   6.6
-----------------------------------------------------------------------------
   16,000,001 - 18,000,000                  6                   5.8
-----------------------------------------------------------------------------
   18,000,001 - 20,000,000                  8                   8.6
-----------------------------------------------------------------------------
   20,000,001 - 22,000,000                  1                   1.1
-----------------------------------------------------------------------------
   22,000,001 - 24,000,000                  1                   1.3
-----------------------------------------------------------------------------
   30,000,001 - 32,000,000                  1                   1.8
-----------------------------------------------------------------------------
   32,000,001 - 34,000,000                  1                   1.9
-----------------------------------------------------------------------------
   40,000,001 - 42,000,000                  1                   2.4
-----------------------------------------------------------------------------
   62,000,001 - 62,467,513                  1                   3.5
=============================================================================
   Minimum Balance:                              $613,738
   Maximum Balance:                           $62,467,513
   Average Balance:                            $6,801,406




 GROSS RATE DISTRIBUTION
=======================================================
       Gross Rate                % of Initial
           (%)                    Pool Balance
-------------------------------------------------------
      6.970 - 6.999%                   3.8
-------------------------------------------------------
      7.000 - 7.249%                  14.0
-------------------------------------------------------
      7.250 - 7.499%                  28.7
-------------------------------------------------------
      7.500 - 7.749%                  27.1
-------------------------------------------------------
      7.750 - 7.999%                   9.2
-------------------------------------------------------
      8.000 - 8.249%                   9.2
-------------------------------------------------------
      8.250 - 8.499%                   2.7
-------------------------------------------------------
      8.500 - 8.749%                   2.1
-------------------------------------------------------
      8.750 - 8.999%                   1.8
-------------------------------------------------------
      9.000 - 9.170%                   1.3
=======================================================
         Minimum WAC:                6.970%
        Maximum WAC:                 9.170%
      Weighted Avg. WAC:             7.603%



  REMAINING TERMS TO MATURITY*
=======================================================
                                  % of Initial
           Months                 Pool Balance
-------------------------------------------------------
          49 - 60                      5.2
-------------------------------------------------------
          73 - 84                     12.4
-------------------------------------------------------
         109 - 120                    58.1
-------------------------------------------------------
         133 - 144                     1.1
-------------------------------------------------------
         145 - 156                     1.0
-------------------------------------------------------
         169 - 180                    13.3
-------------------------------------------------------
         217 - 228                     0.1
-------------------------------------------------------
         229 - 240                     5.6
-------------------------------------------------------
         265 - 276                     0.2
-------------------------------------------------------
         289 - 300                     2.5
-------------------------------------------------------
         349 - 360                     0.7
=======================================================
     Minimum Remaining
      Term to Maturity:             58 months
     Maximum Remaining
      Term to Maturity:             360 months
      Weighted Average
Remaining Term to Maturity:         131 months


         REMAINING AMORTIZATION TERM
=======================================================
     % of Initial                  % of Initial
         Months                    Pool Balance
-------------------------------------------------------
        181 - 192                       0.1
-------------------------------------------------------
        217 - 228                       0.1
-------------------------------------------------------
        229 - 240                       6.2
-------------------------------------------------------
        265 - 276                       0.5
-------------------------------------------------------
        277 - 288                       0.2
-------------------------------------------------------
        289 - 300                       18.4
-------------------------------------------------------
        313 - 324                       0.1
-------------------------------------------------------
        325 - 336                       0.3
-------------------------------------------------------
        349 - 360                       74.1
=======================================================


  Minimum Remaining
 Amortization Term:                   189 months
  Maximum Remaining
 Amortization Term:                   360 months
  Weighted Average
 Amortization Term:                   338 months



* Assumes ARD Loans mature and pay off on their anticipated repayment date.

COLLATERAL OVERVIEW (as of the cut-off date - February 1, 1998):

        DEBT SERVICE COVERAGE RATIOS
==============================================
                             % of Initial
        DSCR Ranges (x)       Pool Balance
-----------------------------------------------
         1.19 - 1.24            14.3
-----------------------------------------------
         1.25 - 1.29            26.7
-----------------------------------------------
         1.30 - 1.34            19.1
-----------------------------------------------
         1.35 - 1.39            16.5
-----------------------------------------------
         1.40 - 1.44            6.6
-----------------------------------------------
         1.45 - 1.49            7.9
-----------------------------------------------
         1.50 - 1.54            1.4
-----------------------------------------------
         1.55 - 1.59            2.6
-----------------------------------------------
         1.60 - 1.64            1.1
-----------------------------------------------
         1.65 - 1.69            0.9
-----------------------------------------------
         1.70 - 1.74            0.8
-----------------------------------------------
         1.80 - 1.84            1.3
-----------------------------------------------
         1.90 - 1.94            0.2
-----------------------------------------------
         2.05 - 2.14            0.6
===============================================
         Minimum DSCR:         1.19x
         Maximum DSCR:         2.13x
     Weighted Average DSCR:    1.34x


        LOAN TO VALUE % (LTV)
===============================================
                       % of Initial
       LTV Ranges      Pool Balance
-----------------------------------------------
      25.01 - 30.00         0.2
-----------------------------------------------
      45.01 - 50.00         0.6
-----------------------------------------------
      50.01 - 55.00         2.2
-----------------------------------------------
      55.01 - 60.00         2.7
-----------------------------------------------
      60.01 - 65.00         2.9
-----------------------------------------------
      65.01 - 70.00         11.3
-----------------------------------------------
      70.01 - 75.00         42.2
-----------------------------------------------
      75.01 - 80.00         37.8
===============================================
         Minimum LTV:      28.0%
         Maximum LTV:      80.0%
     Weighted Average LTV: 73.2%



                          STATE DISTRIBUTION
===============================================
                                % of Initial
     State                      Pool Balance
-----------------------------------------------
     Texas                          10.2
-----------------------------------------------
    Florida                          9.4
-----------------------------------------------
    New York                         8.4
-----------------------------------------------
   California                        8.0
-----------------------------------------------
    Maryland                         5.7
-----------------------------------------------
  Pennsylvania                       5.7
-----------------------------------------------
   Tennessee                         4.9
-----------------------------------------------
     Nevada                          4.0
-----------------------------------------------
      Ohio                           3.9
-----------------------------------------------
  Connecticut                        3.6
-----------------------------------------------
     Other*                         36.2
===============================================
      * No other state greater than 3.5%.

   Weighted Average Life, First Principal Payment Date, Last Principal Payment Date, Pre-Tax Yield to Maturity and Modified Duration of Class A1 Certificates

    0% CPR during lockout, defeasance, YM or PP - otherwise at indicated CPR
    ------------------------------------------------------------------------

Price (32nds)        0% CPR                 10% CPR                 20% CPR                 30% CPR                50% CPR
------------         ----------------       -----------------       -----------------       -----------------      -----------------
                        CBE  Modified           CBE  Modified           CBE  Modified           CBE  Modified          CBE  Modified
                      Yield  Duration         Yield  Duration         Yield  Duration         Yield  Duration        Yield  Duration
                        (%)    (yrs.)           (%)    (yrs.)           (%)    (yrs.)           (%)    (yrs.)          (%)    (yrs.)
                        ---    ------           ---    ------           ---    ------           ---    ------          ---    ------
   100.04            6.115%      3.62        6.115%      3.62        6.115%      3.61        6.115%      3.61       6.114%      3.60
   100.06            6.098%      3.62        6.098%      3.62        6.098%      3.61        6.098%      3.61       6.097%      3.60
   100.08            6.081%      3.62        6.081%      3.62        6.081%      3.61        6.080%      3.61       6.080%      3.60
   100.10            6.064%      3.62        6.064%      3.62        6.063%      3.61        6.063%      3.61       6.063%      3.60
   100.12            6.047%      3.62        6.046%      3.62        6.046%      3.62        6.046%      3.61       6.046%      3.60
   100.14            6.030%      3.62        6.029%      3.62        6.029%      3.62        6.029%      3.61       6.029%      3.60
   100.16            6.013%      3.62        6.012%      3.62        6.012%      3.62        6.012%      3.61       6.011%      3.61
   100.18            5.996%      3.63        5.995%      3.62        5.995%      3.62        5.995%      3.61       5.994%      3.61
   100.20            5.979%      3.63        5.978%      3.62        5.978%      3.62        5.978%      3.61       5.977%      3.61
   100.22            5.962%      3.63        5.961%      3.62        5.961%      3.62        5.961%      3.62       5.960%      3.61
   100.24            5.945%      3.63        5.944%      3.62        5.944%      3.62        5.944%      3.62       5.943%      3.61
   100.26            5.928%      3.63        5.927%      3.62        5.927%      3.62        5.927%      3.62       5.926%      3.61
   100.28            5.911%      3.63        5.910%      3.63        5.910%      3.62        5.910%      3.62       5.909%      3.61

Weighted
Average
Life (yrs.)            4.33                    4.32                    4.32                    4.31                   4.30

First
Principal
Payment Date      18-Mar-98               18-Mar-98               18-Mar-98               18-Mar-98              18-Mar-98

Last
Principal
Payment Date    18-Oct-2004             18-Oct-2004             18-Sep-2004             18-Sep-2004            18-Aug-2004

   Weighted Average Life, First Principal Payment Date, Last Principal Payment Date, Pre-Tax Yield to Maturity and Modified Duration of Class A2 Certificates

    0% CPR during lockout, defeasance, YM or PP - otherwise at indicated CPR
    ------------------------------------------------------------------------

Price (32nds)        0% CPR                 10% CPR                 20% CPR                 30% CPR                50% CPR
------------         ----------------       -----------------       -----------------       -----------------      -----------------
                        CBE  Modified           CBE  Modified           CBE  Modified           CBE  Modified          CBE  Modified
                      Yield  Duration         Yield  Duration         Yield  Duration         Yield  Duration        Yield  Duration
                        (%)    (yrs.)           (%)    (yrs.)           (%)    (yrs.)           (%)    (yrs.)          (%)    (yrs.)
                        ---    ------           ---    ------           ---    ------           ---    ------          ---    ------
   100.04            6.261%      5.93        6.261%      5.93        6.261%      5.92        6.261%      5.91       6.261%      5.89
   100.06            6.251%      5.93        6.251%      5.93        6.251%      5.92        6.251%      5.91       6.251%      5.90
   100.08            6.241%      5.94        6.241%      5.93        6.240%      5.92        6.240%      5.91       6.240%      5.90
   100.10            6.230%      5.94        6.230%      5.93        6.230%      5.92        6.230%      5.92       6.230%      5.90
   100 12            6.220%      5.94        6.220%      5.93        6.220%      5.92        6.219%      5.92       6.219%      5.90
   100.14            6.209%      5.94        6.209%      5.93        6.209%      5.92        6.209%      5.92       6.209%      5.90
   100.16            6.199%      5.94        6.199%      5.93        6.199%      5.93        6.198%      5.92       6.198%      5.90
   100.18            6.189%      5.94        6.188%      5.93        6.188%      5.93        6.188%      5.92       6.188%      5.90
   100.20            6.178%      5.94        6.178%      5.93        6.178%      5.93        6.178%      5.92       6.177%      5.90
   100.22            6.168%      5.94        6.168%      5.94        6.167%      5.93        6.167%      5.92       6.167%      5.90
   100.24            6.157%      5.94        6.157%      5.94        6.157%      5.93        6.157%      5.92       6.156%      5.90
   100.26            6.147%      5.94        6.147%      5.94        6.147%      5.93        6.146%      5.92       6.146%      5.90
   100.28            6.137%      5.95        6.136%      5.94        6.136%      5.93        6.136%      5.92       6.135%      5.91

Weighted
Average
Life (yrs.)            7.75                    7.74                    7.73                    7.72                   7.68

First
Principal
Payment Date    18-Oct-2004             18-Oct-2004             18-Sep-2004             18-Sep-2004            18-Aug-2004

Last
Principal
Payment Date    18-Aug-2007             18-Aug-2007             18-Jul-2007             18-Jul-2007            18-Jun-2007

   Weighted Average Life, First Principal Payment Date, Last Principal Payment Date, Pre-Tax Yield to Maturity and Modified Duration of Class A3 Certificates

    0% CPR during lockout, defeasance, YM or PP - otherwise at indicated CPR
    ------------------------------------------------------------------------

Price (32nds)         0% CPR               10% CPR                20% CPR                 30% CPR                50% CPR
-------------        -----------------     -----------------      -----------------       -----------------      -----------------
                         CBE  Modified         CBE   Modified         CBE   Modified          CBE   Modified          CBE  Modified
                       Yield  Duration       Yield   Duration       Yield   Duration        Yield   Duration        Yield  Duration
                         (%)    (yrs.)         (%)     (yrs.)         (%)     (yrs.)          (%)     (yrs.)          (%)    (yrs.)
                         ---    ------         ---     ------         ---     ------          ---     ------          ---    ------
    99.24             6.427%      7.02      6.427%       7.01      6.427%       7.01       6.427%       7.00       6.427%      6.98
    99.28             6.410%      7.02      6.410%       7.01      6.410%       7.01       6.410%       7.00       6.410%      6.98
   100.00             6.392%      7.02      6.392%       7.02      6.392%       7.01       6.392%       7.00       6.392%      6.99
   100.04             6.374%      7.02      6.374%       7.02      6.374%       7.01       6.374%       7.01       6.374%      6.99
   100.08             6.357%      7.03      6.357%       7.02      6.357%       7.01       6.357%       7.01       6.356%      6.99
   100.12             6.339%      7.03      6.339%       7.02      6.339%       7.02       6.339%       7.01       6.339%      6.99
   100.16             6.322%      7.03      6.321%       7.03      6.321%       7.02       6.321%       7.01       6.321%      7.00
   100.20             6.304%      7.03      6.304%       7.03      6.304%       7.02       6.304%       7.01       6.303%      7.00
   100.24             6.288%      7.04      6.286%       7.03      6.286%       7.02       6.286%       7.02       6.286%      7.00
   100.28             6.269%      7.04      6.269%       7.03      6.269%       7.03       6.269%       7.02       6.268%      7.00
   101.00             6.252%      7.04      6.251%       7.03      6.251%       7.03       6.251%       7.02       6.251%      7.01
   101.04             6.234%      7.04      6.234%       7.04      6.234%       7.03       6.234%       7.02       6.233%      7.01
   101.08             6.217%      7.04      6.217%       7.04      6.216%       7.03       6.216%       7.03       6.216%      7.01

Weighted Average
Life (yrs.)             9.71                  9.70                   9.69                    9.67                    9.64

First Principal
Payment Date     18-Aug-2007           18-Aug-2007            18-Jul-2007             18-Jul-2007             18-Jun-2007

Last Principal
Payment Date     18-Jan-2008           18-Jan-2008            18-Jan-2008             18-Jan-2008             18-Jan-2008

   Weighted Average Life, First Principal Payment Date, Last Principal Payment Date, Pre-Tax Yield to Maturity and Modified Duration of Class B Certificates

    0% CPR during lockout, defeasance, YM or PP - otherwise at indicated CPR
    ------------------------------------------------------------------------

Price (32nds)         0% CPR               10% CPR                20% CPR                 30% CPR                50% CPR
-------------        -----------------     -----------------      -----------------       -----------------      -----------------
                         CBE  Modified         CBE   Modified         CBE   Modified          CBE   Modified          CBE  Modified
                       Yield  Duration       Yield   Duration       Yield   Duration        Yield   Duration        Yield  Duration
                         (%)    (yrs.)         (%)     (yrs.)         (%)     (yrs.)          (%)     (yrs.)          (%)    (yrs.)
                         ---    ------         ---     ------         ---     ------          ---     ------          ---    ------
    99.24             6.581%      7.04      6.581%       7.04      6.581%       7.04       6.581%       7.04       6.581%      7.04
    99.28             8.563%      7.04      6.563%       7.04      6.563%       7.04       6.563%       7.04       6.563%      7.04
   100.00             6.545%      7.05      6.545%       7.05      6.545%       7.05       6.545%       7.05       6.545%      7.05
   100.04             6.528%      7.05      6.528%       7.05      6.528%       7.05       6.528%       7.05       6.528%      7.05
   100.08             6.510%      7.05      6.510%       7.05      6.510%       7.05       6.510%       7.05       6.510%      7.05
   100.12             6.493%      7.05      6.493%       7.05      6.493%       7.05       6.493%       7.05       6.493%      7.05
   100.16             8.475%      7.05      6.475%       7.05      6.475%       7.05       6.475%       7.05       6.475%      7.05
   100.20             6.458%      7.06      6.458%       7.06      6.458%       7.06       6.458%       7.06       8.458%      7.06
   100.24             6.440%      7.06      6.440%       7.06      6.440%       7.06       6.440%       7.06       6.440%      7.06
   100.28             6.423%      7.06      6.423%       7.06      6.423%       7.06       6.423%       7.06       6.423%      7.06
   101.00             6.405%      7.06      6.405%       7.06      6.405%       7.06       6.405%       7.06       6.405%      7.06
   101.04             6.388%      7.07      6.388%       7.07      6.388%       7.07       6.388%       7.07       6.388%      7.07
   101.08             6.371%      7.07      6.371%       7.07      6.371%       7.07       6.371%       7.07       6.371%      7.07

Weighted Average
Life (yrs.)             9.85                  9.85                   9.85                    9.85                    9.85

First Principal
Payment Date     18-Jan-2008           18-Jan.2008            18-Jan-2008             18-Jan-2008             18-Jan-2008

Last Principal
Payment Date     18-Jan-2008           18-Jan-2008            18-Jan-2008             18-Jan-2008             18-Jan-2008

   Weighted Average Life, First Principal Payment Date, Last Principal Payment Date, Pre-Tax Yield to Maturity and Modified Duration of Class C Certificates

    0% CPR during lockout, defeasance, YM or PP - otherwise at indicated CPR
    ------------------------------------------------------------------------

Price (32nds)         0% CPR               10% CPR                20% CPR                 30% CPR                50% CPR
-------------        -----------------     -----------------      -----------------       -----------------      -----------------
                         CBE  Modified         CBE   Modified         CBE   Modified          CBE   Modified          CBE  Modified
                       Yield  Duration       Yield   Duration       Yield   Duration        Yield   Duration        Yield  Duration
                         (%)    (yrs.)         (%)     (yrs.)         (%)     (yrs.)          (%)     (yrs.)          (%)    (yrs.)
                         ---    ------         ---     ------         ---     ------          ---     ------          ---    ------
    99.16             6.616%      7.06      6.616%       7.06      6.616%       7.06       6.616%       7.06       6.616%      7.06
    99.20             6.598%      7.06      6.598%       7.06      6.598%       7.06       6.598%       7.06       6.598%      7.06
    99.24             6.581%      7.06      6.581%       7.06      6.581%       7.06       6.581%       7.06       6.581%      7.06
    99.28             6.563%      7.07      6.563%       7.07      6.563%       7.07       6.563%       7.06       6.563%      7.06
   100.00             6.545%      7.07      6.545%       7.07      6.545%       7.07       6.545%       7.07       6.545%      7.07
   100.04             6.528%      7.07      6.528%       7.07      6.528%       7.07       6.528%       7.07       6.528%      7.07
   100.08             6.510%      7.07      6.510%       7.07      6.510%       7.07       6.510%       7.07       6.510%      7.07
   100.12             6.493%      7.08      6.493%       7.08      6.493%       7.07       6.493%       7.07       6.493%      7.07
   100.16             6.475%      7.08      6.475%       7.08      6.475%       7.08       6.475%       7.08       6.475%      7.08
   100.20             6.458%      7.08      6.458%       7.08      6.458%       7.08       6.458%       7.08       6.458%      7.08
   100.24             6.441%      7.08      6.441%       7.08      6.441%       7.08       6.441%       7.08       6.441%      7.08
   100.28             6.423%      7.09      6.423%       7.09      6.423%       7.08       6.423%       7.08       6.423%      7.08
   101.00             6.406%      7.09      6.406%       7.09      6.406%       7.09       6.406%       7.09       6.406%      7.09

Weighted Average
Life (yrs.)             9.90                  9.90                   9.90                    9.89                    9.89

First Principal
Payment Date     18-Jan-2008           18-Jan-2008            18-Jan-2008             18-Jan-2008             18-Jan-2008

Last Principal
Payment Date     18-Sep-2008           18-Sep-2008            18-Sep-2008             18-Aug-2008             18-Aug-2008

   Weighted Average Life, First Principal Payment Date, Last Principal Payment Date, Pre-Tax Yield to Maturity and Modified Duration of Class D Certificates

    0% CPR during lockout, defeasance, YM or PP - otherwise at indicated CPR
    ------------------------------------------------------------------------

Price (32nds)         0% CPR               10% CPR                20% CPR                 30% CPR                50% CPR
-------------        -----------------     -----------------      -----------------       -----------------      -----------------
                         CBE  Modified         CBE   Modified         CBE   Modified          CBE   Modified          CBE  Modified
                       Yield  Duration       Yield   Duration       Yield   Duration        Yield   Duration        Yield  Duration
                         (%)    (yrs.)         (%)     (yrs.)         (%)     (yrs.)          (%)     (yrs.)          (%)    (yrs.)
                         ---    ------         ---     ------         ---     ------          ---     ------          ---    ------
    98.16             7.094%      8.10      7.094%       8.08      7.094%       8.06       7.095%       8.04       7.095%      8.02
    98.24             7.063%      8.10      7.063%       8.08      7.063%       8.07       7.063%       8.05       7.064%      8.03
    99.00             7.032%      8.11      7.032%       8.09      7.032%       8.07       7.032%       8.06       7.033%      8.03
    99.08             7.001%      8.12      7.001%       8.10      7.001%       8.08       7.001%       8.07       7.001%      8.04
    99.16             6.970%      8.12      6.970%       8.10      6.970%       8.09       6.970%       8.07       6.970%      8.05
    99.24             6.939%      8.13      6.939%       8.11      6.939%       8.09       6.939%       8.08       6.939%      8.05
   100.00             6.909%      8.14      6.909%       8.12      6.909%       8.10       6.909%       8.09       6.909%      8.06
   100.08             6.879%      8.15      6.878%       8.13      6.878%       8.11       6.878%       8.09       6.878%      8.07
   100.16             6.848%      8.15      6.848%       8.13      6.848%       8.11       6.848%       8.10       6.847%      8.07
   100.24             6.818%      8.16      6.818%       8.14      6.817%       8.12       6.817%       8.11       8.817%      8.08
   101.00             6.788%      8.17      6.787%       8.15      6.787%       8.13       6.787%       8.11       6.786%      8.09
   101.08             6.758%      8.17      6.757%       8.15      6.757%       8.14       6.757%       8.12       6.756%      8.09
   101.16             6.728%      8.18      6.727%       8.16      6.727%       8.14       6.726%       8.13       6.726%      8.10

Weighted Average
Life (yrs.)            12.59                 12.53                  12.49                   12.45                   12.39

First Principal
Payment Date     18-Sep-2008           18-Sep-2008            18-Sep-2008             18-Aug-2008             18-Aug-2008

Last Principal
Payment Date     18-Aug-2012           18-Jun-2012            18-Jun-2012             18-Jun-2012             18-Jun-2012

   Weighted Average Life, First Principal Payment Date, Last Principal Payment Date, Pre-Tax Yield to Maturity and Modified Duration of Class E Certificates

    0% CPR during lockout, defeasance, YM or PP - otherwise at indicated CPR
    ------------------------------------------------------------------------

Price (32nds)         0% CPR               10% CPR                20% CPR                 30% CPR                50% CPR
-------------        -----------------     -----------------      -----------------       -----------------      -----------------
                         CBE  Modified         CBE   Modified         CBE   Modified          CBE   Modified          CBE  Modified
                       Yield  Duration       Yield   Duration       Yield   Duration        Yield   Duration        Yield  Duration
                         (%)    (yrs.)         (%)     (yrs.)         (%)     (yrs.)          (%)     (yrs.)          (%)    (yrs.)
                         ---    ------         ---     ------         ---     ------          ---     ------          ---    ------
    97.08             7.380%      8.75      7.381%       8.73      7.381%       8.72       7.382%       8.71       7.382%      8.68
    97.16             7.351%      8.76      7.352%       8.74      7.352%       8.73       7.352%       8.72       7.353%      8.69
    97.24             7.322%      8.77      7.323%       8.75      7.323%       8.74       7.323%       8.72       7.324%      8.70
    98.00             7.293%      8.77      7.294%       8.76      7.294%       8.75       7.294%       8.73       7.295%      8.71
    98.08             7.264%      8.78      7.265%       8.77      7.265%       8.75       7.265%       8.74       7.266%      8.72
    98.16             7.236%      8.79      7.236%       8.77      7.236%       8.76       7.236%       8.75       7.237%      8.73
    98.24             7.207%      8.80      7.207%       8.78      7.208%       8.77       7.208%       8.76       7.208%      8.73
    99.00             7.179%      8.81      7.179%       8.79      7.179%       8.78       7.179%       8.77       7.179%      8.74
    99.08             7.150%      8.82      7.150%       8.80      7.150%       8.79       7.150%       8.78       7.151%      8.75
    99.16             7.122%      8.83      7.122%       8.81      7.122%       8.80       7.122%       8.78       7.122%      8.76
    99.24             7.094%      8.83      7.094%       8.82      7.094%       8.80       7.094%       8.79       7.094%      8.77
   100.00             7.066%      8.84      7.066%       8.83      7.066%       8.81       7.065%       8.80       7.065%      8.78
   100.08             7.038%      8.85      7.038%       8.83      7.037%       8.82       7.037%       8.81       7.037%      8.78

Weighted Average
Life (yrs.)            14.61                 14.56                  14.53                   14.49                   14.42

First Principal
Payment Date     18-Aug-2012           18-Jun-2012            18-Jun-2012             18-Jun-2012             18-Jun-2012

Last Principal
Payment Date     18-Nov-2012           18-Nov-2012            18-Oct-2012             18-Oct-2012             18-Oct-2012

   Weighted Average Life, First Principal Payment Date, Last Principal Payment Date, Pre-Tax Yield to Maturity and Modified Duration of Class IO Certificates

    0% CPR during lockout, defeasance, YM or PP - otherwise at indicated CPR
    ------------------------------------------------------------------------

Price (32nds)         0% CPR               10% CPR                20% CPR                 30% CPR                50% CPR
-------------        -----------------     -----------------      -----------------       -----------------      -----------------
                         CBE                  CBE                    CBE                     CBE                      CBE
                       Yield                Yield                  Yield                   Yield                    Yield
                         (%)                  (%)                    (%)                     (%)                      (%)
                         ---                  ---                    ---                     ---                      ---
   7.12               9.223%                9.194%                 9.169%                  9.146%                  9.098%
   7.14               9.021%                8.991%                 8.966%                  8.942%                  8.894%
   7.16               8.821%                8.791%                 8.765%                  8.742%                  8.694%
   7.18               8.624%                8.593%                 8.568%                  8.544%                  8.496%
   7.20               8.430%                8.399%                 8.373%                  8.349%                  8.300%
   7.22               8.238%                8.207%                 8.181%                  8.157%                  8.108%
   7.24               8.049%                8.017%                 7.991%                  7.967%                  7.918%
   7.26               7.863%                7.831%                 7.804%                  7.780%                  7.730%
   7.28               7.679%                7.646%                 7.619%                  7.595%                  7.545%
   7.30               7.498%                7.464%                 7.437%                  7.412%                  7.363%
   8.00               7.318%                7.285%                 7.257%                  7.232%                  7.182%
   8.02               7.142%                7.108%                 7.080%                  7.055%                  7.004%
   8.04               6.967%                6.933%                 6.905%                  6.879%                  6.829%

Weighted Average
Life (yrs.)             9.63                  9.60                   9.58                    9.56                    9.53

First Principal
Payment Date       18-Mar-98             18-Mar-98              18-Mar-98               18-Mar-98               18-Mar-98

Last Principal
Payment Date     18-Feb-2028           18-Feb-2028            18-Feb-2028             18-Feb-2028             18-Feb-2028
